SUPPLEMENT DATED SEPTEMBER 24, 2009
TO
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
DATED APRIL 30, 2009

VIKING MUTUAL FUNDS (the "Trust")

Viking Tax-Free Fund for Montana

Viking Tax-Free Fund for North Dakota

Viking Large-Cap Value Fund

Viking Small-Cap Value Fund

The four series of Viking Mutual Funds listed above are
collectively referred to as the "Funds."

TRANSACTION WITH CORRIDOR INVESTORS, LLC COMPLETED

Corridor Investors, LLC ("Corridor"), located at 1 Main Street North, Minot, North Dakota 58703, is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad and Shannon D. Radke. Mr. Walstad and Mr. Radke are Governors of Corridor, and Mr. Radke is the President and Chief Executive Officer of Corridor and the President of Viking Fund Management, LLC ("Viking Management") and Viking Mutual Funds. On March 6, 2009, Viking Management and Corridor entered into an agreement (the "Corridor Agreement") with Integrity Mutual Funds, Inc. ("Integrity") and Integrity Money Management, Inc. ("Integrity Money Management"), among others, to complete certain transactions (collectively, the "Transaction"), certain of which are described below. The Transaction was completed on July 31, 2009.

Prior to the closing of the Transaction, Integrity Money Management served as investment adviser to The Integrity Funds (which consists of three series), Integrity Fund of Funds, Inc., Integrity Managed Portfolios (which consists of six series), Montana Tax-Free Fund, Inc. (the "Integrity Montana Fund") and ND Tax-Free Fund, Inc. (the "Integrity ND Fund"). Pursuant to the Corridor Agreement, Integrity (as seller) generally sold its mutual fund services business to Corridor and Viking Management (collectively, as buyer). More specifically, Corridor and Viking Management acquired, among other things, certain assets of Integrity Money Management and Viking Management became a wholly-owned subsidiary of Corridor. Integrity Funds Distributor, Inc. ("IFD") and Integrity Fund Services, Inc. ("IFS") also became wholly-owned subsidiaries of Corridor as a result of the Transaction.

To complete the Transaction, numerous conditions needed to be met, including shareholder approval of new investment advisory and sub-advisory agreements to replace the agreements which terminated as a result of the Transaction. Shareholders approved, among other things, the new agreements as well as the election of four Trustees to a new Board, at a meeting held on June 29, 2009 (the "Shareholder Meeting").

With the completion of the Transaction, Corridor now provides investment advisory, distribution and other services to the Funds, as well as to The Integrity Funds, Integrity Managed Portfolios and Integrity Fund of Funds, Inc., primarily through its subsidiaries, including Viking Management, IFD and IFS.

In addition, effective after the close of business on July 31, 2009, (a) the Viking Tax-Free Fund for Montana (the "Montana Fund") acquired the stated assets of the Integrity Montana Fund in exchange for shares of the Montana Fund and the assumption of the stated liabilities of the Integrity Montana Fund by the Montana Fund and (b) the Viking Tax-Free Fund for North Dakota (the "North Dakota Fund") acquired the stated assets of the Integrity ND Fund in exchange for shares of the North Dakota Fund and the assumption of stated liabilities of the Integrity ND Fund by the North Dakota Fund (collectively referred to as the "Reorganization").

The purpose of this Supplement is to update certain information set forth in the Trust's Prospectus and SAI to reflect changes that have occurred as a result of the Transaction and certain of the matters approved at the Shareholder Meeting. The information set forth in the Prospectus and SAI is superseded, to the extent applicable, by the information contained in this Supplement.

1.	New Address

The address for overnight deliveries is now:

1 Main Street North Minot, North Dakota 58703

Otherwise, the stated address, PO Box 500, Minot, North Dakota 58702, remains in effect.

2.	New Investment Advisory Agreement and Investment Sub-Advisory Agreement

When Viking Management became a subsidiary of Corridor, the then-existing investment advisory agreement between the Trust and Viking Management, as well as the then-existing investment sub-advisory agreement between Fox Asset Management LLC and Viking Management on behalf of the Viking Large-Cap Value Fund (the "Large-Cap Fund") and the Viking Small-Cap Value Fund (the "Small-Cap Fund") automatically terminated. At the Shareholder Meeting, shareholders of the Funds approved a new investment advisory agreement with Viking Management for the Funds. In addition, shareholders of the Large-Cap Fund and the Small-Cap Fund approved a new sub-advisory agreement between Viking Management and Fox Asset Management LLC, which is those Funds' sub-adviser. Prior to the Shareholder Meeting, the Board of Trustees of the Trust approved the new investment advisory and sub-advisory agreements at a meeting held on May 1, 2009. A discussion regarding the basis for the Board of Trustees' approval of the advisory and sub-advisory agreements is available in the Trust's semi-annual report to shareholders for the six months ending June 30, 2009.

Viking Management, IFD and the Funds have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of a code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception, or misconduct with respect to the Funds. Each code of ethics permits personnel covered by the code to invest in securities, including securities that may be purchased or held by the Funds, subject to the restrictions of the code.

3.	New Fund Management

At the Shareholder Meeting, shareholders elected a new Board of Trustees (the "Board"), which was implemented when the Transaction was completed. The prior trustees have resigned. The four new Trustees (the "Trustees") are set forth in the chart below. These same individuals also serve as directors or trustees, as applicable, of Integrity Fund of Funds, Inc., Integrity Managed Portfolios and The Integrity Funds. Three Trustees (75% of the total) are not "interested persons" (as defined under the Investment Company Act of 1940 (the "1940 Act")) of the Funds (the "Independent Trustees"). The remaining Trustee is "interested" (the "Interested Trustee") by virtue of his ownership of a membership interest in Corridor as indicated below.

The Board has established an Audit Committee and a Governance and Nominating Committee. The Audit Committee consists of the three Independent Trustees of the Trust: Jerry M. Stai, Orlin W. Backes and R. James Maxson. The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. The Governance and Nominating Committee also consists of the three Independent Trustees. The primary function of the Governance and Nominating Committee is to identify individuals qualified to become trustees and recommend nominations for election to the Board.

When considering whether to add additional or substitute Trustees to the Board, the Independent Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary, including proposals submitted by shareholders. Shareholders wishing to present one or more candidates for Trustee consideration may do so by submitting a signed written request to the Trust's Secretary at Viking Mutual Funds, Attention: Secretary, PO Box 500, Minot, North Dakota 58702. The request must include the following information: (1) name and address of shareholder and, if applicable, name of broker or record holder; (2) number of shares owned; (3) name of Fund(s) in which shares are owned; (4) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (5) the name and background information of the proposed candidates; and (6) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

Each Trustee serves an indefinite term, generally for life or until his successor is elected or the Trust terminates, subject to resignation, retirement or removal as provided in the Trust's organizational documents. Each Officer serves an annual term. Effective August 3, 2009, the Trustees of the Trust appointed Robert E. Walstad as the Chairman of the Board of Trustees. They also appointed certain officers of the Trust. The tables that follow show information for each Trustee and Executive Officer of the Trust.

Note: For purposes of this section, the "Fund Complex" consists of Integrity Fund of Funds, Inc., the six series of Integrity Managed Portfolios, the three series of The Integrity Funds, and the Funds.

The table under the heading entitled "TRUSTEES AND OFFICERS" which begins on page 16 of the SAI is replaced with the following:

Independent Trustees

	Name Address Date of Birth Position with Trust Date Service to Trust Began Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations for Past Five Years and Other Directorships Held

Orlin W. Backes 948 13th Ave SW Minot, ND 58701 Birth date: May 11, 1935 Trustee Began serving Trust: July 2009 14 Funds overseen

Principal occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to present); Director/Trustee: South Dakota Tax-Free Fund, Inc. (1995 to 2004), ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1995 to 2009), Integrity Fund of Funds, Inc. (1995 to present), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: First Western Bank & Trust

R. James Maxson 1 N. Main St. Minot, ND 58703 Birth date: December 12, 1947 Trustee Began serving Trust: July 2009 14 Funds overseen

Principal occupation(s): Attorney: Maxson Law Office (2002 to present); Vice President: Minot Area Development Corporation (2008 to present); Director/Trustee: South Dakota Tax-Free Fund, Inc. (1999 to 2004), ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1999 to 2009), Integrity Fund of Funds, Inc., and Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Vincent United Methodist Foundation, Minot Area Development Corporation, Peoples State Bank of Velva

Jerry M. Stai 2405 11th Ave NW Minot, ND 58703 Birth date: March 31, 1952 Trustee Began serving Trust: July 2009 14 Funds overseen

Principal occupation(s): Faculty: Embry-Riddle University (2000 to 2005), Park University (2000 to 2005), Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2006 to 2009), Integrity Fund of Funds, Inc., The Integrity Funds, and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Marycrest Franciscan Development, Inc.

Interested Trustee

	Name Address Date of Birth Position with Trust Date Service to Trust Began Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations for Past Five Years and Other Directorships Held

Robert E. Walstad(1) 1 N. Main St. Minot, ND 58703 Birth date: August 16, 1944 Trustee and Chairman Began serving Trust: July 2009 (Trustee) and August 2009 (Chairman) 14 Funds overseen

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Director (1987 to 2007) and CEO (2001 to 2007): Integrity Mutual Funds, Inc.; Director, President, and Treasurer (1988 to 2007): Integrity Money Management, Inc.; Director, President, and Treasurer (1988 to 2004): ND Capital, Inc.; Director, President, and Treasurer (1989 to 2007): Integrity Fund Services, Inc.; Director, CEO, Chairman (2002 to 2007), and President (2002 to 2004): Capital Financial Services, Inc.; Director and President (1994 to 2004): South Dakota Tax-Free Fund, Inc.; President and Interim President: ND Tax-Free Fund, Inc. (1989 to 2007 and 2008 to 2009), Montana Tax-Free Fund, Inc. (1993 to 2007 and 2008 to 2009), Integrity Managed Portfolios (1996 to 2007 and 2008 to 2009), The Integrity Funds (2003 to 2007 and 2008 to 2009), and Integrity Fund of Funds, Inc. (1995 to 2007 and 2008 to 2009); Director and Chairman: Montana Tax-Free Fund, Inc. (1993 to 2009), ND Tax-Free Fund, Inc. (1988 to 2009), and Integrity Fund of Funds, Inc. (1994 to present); Trustee and Chairman (1996 to present), and Treasurer (1996 to 2004): Integrity Managed Portfolios; Trustee and Chairman: The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Minot Park Board

Officers

	Name Address Date of Birth Position with Trust Date Service to Trust Began	Principal Occupations for Past Five Years

Shannon D. Radke(2) 1 N. Main St. Minot, ND 58703 Birth date: September 7, 1966 President Began serving Trust: August 1999

Principal occupation(s): Governor, CEO and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present): Viking Fund Management, LLC; Director and President (2009 to present): Integrity Fund Services, Inc. and Integrity Funds Distributor, Inc.; President (1999 to 2009): Viking Fund Distributors, LLC; Treasurer and Trustee (1999 to 2009) and President (1999 to present): Viking Mutual Funds; President (2009 to present): Integrity Fund of Funds, Inc., The Integrity Funds and Integrity Managed Portfolios

Peter A. Quist(2) 1 N. Main St. Minot, ND 58703 Birth date: February 23, 1934 Vice President Began serving Trust: August 2009

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney; Vice President and Director (1988 to 2009): Integrity Mutual Funds, Inc.; Director, Vice President, and Secretary: ND Capital, Inc. (1988 to 2006), Integrity Money Management, Inc. (1988 to 2009), Integrity Fund Services, Inc. (1989 to 2009), and Integrity Funds Distributor, Inc. (1996 to 2009); Director, Vice President, and Secretary: South Dakota Tax-Free Fund, Inc. (1994 to 2004), ND Tax-Free Fund, Inc. (1988 to 2009) and Montana Tax-Free Fund, Inc. (1993 to 2009); Director (1994 to 2009), Secretary (1994 to 2009), and Vice President (1994 to present): Integrity Fund of Funds, Inc.; Secretary (1996 to 2009) and Vice President (1996 to present): Integrity Managed Portfolios; Secretary (2003 to 2009) and Vice President (2003 to present): The Integrity Funds; and Vice President (2009 to present): Viking Mutual Funds

Adam C. Forthun(2) 1 N. Main St. Minot, ND 58703 Birth date: June 30, 1976 Treasurer Began serving Trust: August 2009

Principal occupation(s): Fund Accountant (2003 to 2005), Fund Accounting Supervisor (2005 to 2008), Fund Accounting Manager (2008 to present): Integrity Fund Services, Inc.; Treasurer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2008 to 2009), Integrity Fund of Funds, Inc., Integrity Managed Portfolios and The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Brent M. Wheeler(2) 1 N. Main St. Minot, ND 58703 Birth date: October 9, 1970 Mutual Fund Chief Compliance Officer Began serving Trust: August 2009

Principal occupation(s): Fund Accounting Manager (1998 to 2005): Integrity Fund Services, Inc.; Treasurer (2004 to 2005): ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Managed Portfolios, The Integrity Funds, and Integrity Fund of Funds, Inc.; Mutual Fund Chief Compliance Officer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2005 to 2009), Integrity Managed Portfolios, The Integrity Funds, and Integrity Fund of Funds, Inc. (2005 to present), and Viking Mutual Funds (2009 to present)

(1)

Trustee who is an "interested person" of the Fund as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of his ownership of a membership interest in Corridor, the parent company of Viking Management, IFS and IFD. He is also a Governor of Corridor.

(2)

Shannon D. Radke, Peter A. Quist, Adam C. Forthun and Brent M. Wheeler each own membership interests in Corridor (the parent company of Viking Management, IFS and IFD). Mr. Radke and Mr. Quist are also Governors of Corridor. In addition, Mr. Radke is an officer of Corridor, an officer and a Governor of Viking Management and an officer and a Director of IFS and IFD.

4.	Approval of Manager-of-Managers Structure

Under the current investment advisory agreement, the investment adviser is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to any Fund. In this regard, Viking Management has entered into a sub-advisory agreement with Fox Asset Management LLC with respect to the Small-Cap Fund and the Large-Cap Fund. If the investment adviser delegates portfolio management duties to a sub-adviser, the 1940 Act generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by Fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

At the Shareholder Meeting, shareholders of each Fund approved a "manager-of-managers" structure for their Fund. However, the structure will not be implemented until relief permitting such a structure is provided by the Securities and Exchange Commission ("SEC"). Unless the necessary relief is provided by an exemptive rule in the future, the Trust will need to apply to the SEC for exemptive relief and obtain an order. The Trust intends to apply for exemptive relief and obtain an order so that the manager-of-managers structure may be implemented for each Fund.

A manager-of-managers structure would generally permit Viking Management to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by Viking Management subject to approval by the Board, but WITHOUT obtaining shareholder approval.

5.	Changes in Service Providers

Recent changes to the Funds' service providers are described below:

Distributor

Integrity Funds Distributor, Inc. ("IFD"), a wholly-owned subsidiary of Corridor, has replaced Viking Fund Distributors, LLC as the Funds' distributor. IFD is located at 1 Main Street North, Minot, North Dakota 58703. As the Funds' underwriter, IFD may be entitled to compensation under the Rule 12b-1 plan described on pages 39 and 40 of the SAI. In addition, IFD retains the excess, if any, of the underwriting commissions received in connection with the offering of Fund shares less any reallowance to dealers who sold the shares.

Transfer Agent, Administrator and Accounting Service Provider

Integrity Fund Services, Inc. ("IFS"), a subsidiary of Corridor, has replaced Viking Management as the Funds' transfer agent, administrator and accounting service provider. IFS is located at 1 Main Street North, Minot, North Dakota 58703. The Funds have entered into an agreement with IFS to provide administrative services, fund accounting and transfer agent services to each of the Funds. For administrative services, each Fund pays to IFS at the end of each calendar month an asset-based fee, with a minimum of $2,000 per month, and reimburses IFS for certain out-of-pocket expenses. For fund accounting services, each Fund pays to IFS at the end of each calendar month a flat fee plus an asset-based fee and reimburses IFS for certain out-of-pocket expenses. For transfer agent services, each Fund pays to IFS an asset-based fee, with a minimum of $2,000 per month, and reimburses IFS for certain out-of-pocket expenses.

Custodian

Wells Fargo Bank, N.A., Trust & Custody Solutions ("Wells Fargo") has replaced First Western Bank and Trust as the Funds' custodian. Wells Fargo is located at 801 Nicollet Mall, Suite 700, Minneapolis, Minnesota 55479.

Legal Counsel
Chapman and Cutler LLP is currently the Funds' legal counsel. Chapman and Cutler LLP is located at 111 West Monroe Street, Chicago, Illinois 60603.

6.	Updated Fee and Expense Information

The fee and expense information set forth in the Prospectus for each of the Funds has been updated as set forth below to reflect estimated amounts that take into account the Transaction, changes in certain service providers and the Reorganization, as well as the expiration of certain contractual expense limitation agreements on August 1, 2009, as set forth below.

A.	MONTANA FUND: The information on page 7 of the Prospectus (regarding the Montana Fund) is replaced with the following:

FEE AND EXPENSE INFORMATION
This information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the Montana Fund.

SHAREHOLDER FEES: Fees Paid Directly from Your Investment	3.75%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)	1.50%
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)(2)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

ANNUAL FUND OPERATING EXPENSES: Expenses That Are Deducted from Fund Assets
Management Fees	0.50%
Distribution (12b-1) Fees	0.25%
Acquired Fund Fees and Expenses	0.01%
Other Expenses(3)	0.63%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.39%
Contractual Fee Waivers and Expense Reimbursements(4)	(0.31)%
NET ANNUAL FUND OPERATING EXPENSES (AFTER CONTRACTUAL FEE WAIVERS AND EXPENSE REIMBURSEMENTS)	1.08%

(1)	See the "Your Account" section of the Prospectus for information on sales charges and sales charge reductions and waivers.

(2)

Investments for which the initial sales charge was waived and your investment representative was paid a commission will be subject to a limited contingent deferred sales charge of 1.5% for redemptions within 1 year of purchase. (See page 32 of the Prospectus.)

(3)

"Other Expenses" have been restated to account for the estimated effect of the acquisition of the Integrity Montana Fund and estimated fees to IFS, the Fund's current transfer agent, administrator and accounting service provider.

(4)

Viking Management contractually agreed to waive its fees or reimburse the Fund for its expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses of the Fund) through August 1, 2009 so that the Fund's total operating expenses during this period would not exceed 0.85% of its average daily net assets on an annual basis. Viking Management has contractually agreed to waive its fees or reimburse the Fund for its expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses of the Fund) from August 1, 2009 through April 29, 2010 so that the Fund's total annual operating expenses do not exceed 1.07% of its average daily net assets; the fees and expenses of acquired funds are excluded for purposes of this agreement. The contractual fee waiver and expense reimbursement figure and the net expense ratio for the Fund have been restated to reflect this new expense limitation agreement.

EXAMPLE:
This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000. It assumes a 5% annual return, the reinvestment of all dividends and other distributions and "Total Annual Fund Operating Expenses" remaining the same each year. The example is hypothetical; actual Fund expenses and returns vary from year to year.

Fees and expenses after	1 Year	3 Years	5 Years	10 Years
$508	$795	$1,111	$2,050

B.	NORTH DAKOTA FUND: The information on page 14 of the Prospectus (regarding the North Dakota Fund) is replaced with the following:

FEE AND EXPENSE INFORMATION
This information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the North Dakota Fund.

SHAREHOLDER FEES: Fees Paid Directly from Your Investment	3.75%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)	1.50%
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)(2)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

ANNUAL FUND OPERATING EXPENSES: Expenses That Are Deducted from Fund Assets
Management Fees	0.50%
Distribution (12b-1) Fees	0.25%
Acquired Fund Fees and Expenses	0.01%
Other Expenses(3)	0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.49%
Contractual Fee Waivers and Expense Reimbursements(4)	(0.41)%
NET ANNUAL FUND OPERATING EXPENSES (AFTER CONTRACTUAL FEE WAIVERS AND EXPENSE REIMBURSEMENTS)	1.08%

(1)	See the "Your Account" section of the Prospectus for information on sales charges and sales charge reductions and waivers.

(2)

Investments for which the initial sales charge was waived and your investment representative was paid a commission will be subject to a limited contingent deferred sales charge of 1.5% for redemptions within 1 year of purchase. (See page 32 of the Prospectus.)

(3)

"Other Expenses" have been restated to account for the estimated effect of the acquisition of the Integrity ND Fund and estimated fees to IFS, the Fund's current transfer agent, administrator and accounting service provider.

(4)

Viking Management contractually agreed to waive its fees or reimburse the Fund for its expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses of the Fund) through August 1, 2009 so that the Fund's total operating expenses during this period would not exceed 0.85% of its average daily net assets on an annual basis. Viking Management has contractually agreed to waive its fees or reimburse the Fund for its expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses of the Fund) from August 1, 2009 through April 29, 2010 so that the Fund's total annual operating expenses do not exceed 1.07% of its average daily net assets; the fees and expenses of acquired funds are excluded for purposes of this agreement. The contractual fee waiver and expense reimbursement figure and the net expense ratio for the Fund have been restated to reflect this new expense limitation agreement.

EXAMPLE:
This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000. It assumes a 5% annual return, the reinvestment of all dividends and other distributions and "Total Annual Fund Operating Expenses" remaining the same each year. The example is hypothetical; actual Fund expenses and returns vary from year to year.

Fees and expenses after	1 Year	3 Years	5 Years	10 Years
$515	$816	$1,149	$2,137

C.	LARGE-CAP FUND: The information on page 20 of the Prospectus (regarding the Large-Cap Fund) is replaced with the following:

FEE AND EXPENSE INFORMATION
This information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the Large-Cap Fund.

SHAREHOLDER FEES: Fees Paid Directly from Your Investment	5.25%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)	1.50%
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)(2)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

ANNUAL FUND OPERATING EXPENSES: Expenses That Are Deducted from Fund Assets
Management Fees	0.70%
Distribution (12b-1) Fees	0.25%
Acquired Fund Fees and Expenses	0.00%
Other Expenses(3)	1.95%
TOTAL ANNUAL FUND OPERATING EXPENSES	2.90%

(1)	See the "Your Account" section of the Prospectus for information on sales charges and sales charge reductions and waivers.

(2)

Investments for which the initial sales charge was waived and your investment representative was paid a commission will be subject to a limited contingent deferred sales charge of 1.5% for redemptions within 1 year of purchase. (See page 32 of the Prospectus.)

(3)	"Other Expenses" have been restated to account for estimated fees to IFS, the Fund's current transfer agent, administrator and accounting service provider.

(4)

Although not reflected above, Viking Management contractually agreed to waive its fees or reimburse the Fund for its expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses of the Fund) through August 1, 2009 so that the Fund's total operating expenses during this period would not exceed 1.20% of its average daily net assets on an annual basis. Viking Management has voluntarily agreed to waive its fees or reimburse the Fund for its expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses of the Fund) from August 1, 2009 until April 29, 2010, so that the Fund's total operating expenses during this period do not exceed 1.55% of its average daily net assets on an annual basis. Viking Management can terminate this voluntary agreement at any time.

EXAMPLE:
This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000. It assumes a 5% annual return, the reinvestment of all dividends and other distributions and "Total Annual Fund Operating Expenses" remaining the same each year. The example is hypothetical; actual Fund expenses and returns vary from year to year.

Fees and expenses after	1 Year	3 Years	5 Years	10 Years
$807	$1,413	$2,081	$4,067

D.	SMALL-CAP FUND: The information on page 26 of the Prospectus (regarding the Small-Cap Fund) is replaced with the following:

FEE AND EXPENSE INFORMATION
This information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the Small-Cap Fund.

SHAREHOLDER FEES: Fees Paid Directly from Your Investment	5.25%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)	1.50%
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)(2)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

ANNUAL FUND OPERATING EXPENSES: Expenses That Are Deducted from Fund Assets
Management Fees	1.00%
Distribution (12b-1) Fees	0.25%
Acquired Fund Fees and Expenses	0.00%
Other Expenses(3)	2.31%
TOTAL ANNUAL FUND OPERATING EXPENSES	3.56%

(1)	See the "Your Account" section of the Prospectus for information on sales charges and sales charge reductions and waivers.

(2)

Investments for which the initial sales charge was waived and your investment representative was paid a commission will be subject to a limited contingent deferred sales charge of 1.5% for redemptions within 1 year of purchase. (See page 32 of the Prospectus.)

(3)	"Other Expenses" have been restated to account for estimated fees to IFS, the Fund's current transfer agent, administrator and accounting service provider.

(4)

Although not reflected above, Viking Management contractually agreed to waive its fees or reimburse the Fund for its expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses of the Fund) through August 1, 2009 so that the Fund's total operating expenses during this period would not exceed 1.50% of its average daily net assets on an annual basis. Viking Management has voluntarily agreed to waive its fees or reimburse the Fund for its expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses of the Fund) from August 1, 2009 until April 29, 2010, so that the Fund's total operating expenses during this period do not exceed 1.65% of its average daily net assets on an annual basis. Viking Management can terminate this voluntary agreement at any time.

EXAMPLE:
This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000. It assumes a 5% annual return, the reinvestment of all dividends and other distributions and "Total Annual Fund Operating Expenses" remaining the same each year. The example is hypothetical; actual Fund expenses and returns vary from year to year.

Fees and expenses after	1 Year	3 Years	5 Years	10 Years
$871	$1,615	$2,435	$4,874

7.	Dealer Compensation

On page 39 of the Prospectus, under the heading "Dealer Compensation," the percentage set forth in each table corresponding to "12b-1 fee to dealer" has been changed from 0.25% to 0.20%.

8.	Portfolio Holdings

The discussion that begins on page 19 of the SAI under the heading "Portfolio Holdings Information" (except for the last paragraph of such discussion, which remains in effect) is replaced with the following:

The Funds' Board of Trustees has adopted Portfolio Holdings Disclosure Policies and Procedures (the "Policy") to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Funds' investment advisers, principal underwriters, or affiliated persons of the Funds' investment advisers or principal underwriters. This Policy is applicable to the investment adviser to the Funds, and with respect to the Large-Cap Fund and the Small-Cap Fund, the Sub-Adviser to such Funds (collectively, the "Adviser" for purposes of this section).

The Policy is intended to prevent the misuse of material non-public information regarding the portfolio holdings of the Fund ("Holdings Information"). Holdings Information will be disclosed to select third parties only when the Funds have a legitimate business purpose for doing so, and the Recipients (as defined below) are subject to a duty of confidentiality, that includes a duty not to trade based on the non-public information. Under the Policy, the receipt of compensation by a Fund, the Adviser or an affiliate as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the Adviser and/or the Funds that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the Holdings Information. In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Adviser's fiduciary duties, and with the Adviser's and the Fund's obligations to prevent the misuse of material, non-public information.

Pursuant to the Policy, the Funds, the Adviser, and their agents are obligated to:

• act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

• ensure that Holdings Information is not provided to a favored group of clients or potential clients; and

• adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of listings of portfolio holdings for the Funds:

Internet Site and Quarterly Advertisements

The Funds currently post the top ten holdings for each Fund on the Internet at www.integrityvikingfunds.com. This Holdings Information is updated daily. The Funds also advertise the top ten holdings quarterly through printed material, which is also posted on the website. This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter end. The Holdings Information posted on the Internet and listed in the printed advertisement material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund, and

•

may include the name of the security, the CUSIP, SEDOL and/or ticker symbol, the number of shares held by the Fund, the percentage weight of such security within the Fund and the cumulative percentage weight of each additional security in the Fund listed; and

• will contain appropriate disclaimers.

Viking Management will seek to post the Holdings Information on its public Internet site in a format that cannot be easily modified by viewers.

SEC Filings

The Funds must disclose their complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter end of the Funds' fiscal year or the Form N-CSR for the second and fourth quarter of the Funds' fiscal year. The N-Q report is not required to be mailed to shareholders, but is made public through the SEC electronic filings.

The Funds must provide either complete portfolio holdings or summaries of their portfolio holdings to shareholders in tabular or graphical format by identifiable categories (i.e., industry sector, geographic region, credit quality, or maturity) according to the percentage of net assets. SEC Regulation S-X generally requires at least disclosure of the top 50 holdings (based on percentage of net assets) and any investment exceeding 1% of the Fund's net asset value.

Other Disclosure

The Adviser and the Funds currently do not disclose Holdings Information except as noted above. Each of Viking Management's officers ("Designated Persons") may authorize providing non-public Holdings Information of the Funds that is current as of one business day after the month-end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians or third-party data service providers (each a "Recipient") who (i) specifically request the more current non-public Holdings Information for a legitimate business purpose which is not inconsistent with the Funds' legitimate business purpose and (ii) execute a Use and Nondisclosure Agreement (each, a "Nondisclosure Agreement"), and abide by its trading restrictions. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Funds' trading strategies or pending transactions.

Designated Persons may approve the distribution in an electronic format of Holdings Information posted on the public website of the Funds to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Occasions may arise where a Designated Person, Viking Management, the Funds or an affiliate may have a conflict of interest in connection with a Recipient's request for disclosure of non-public Holdings Information. In order to protect the interests of shareholders and the Funds and to ensure no adverse effect on the shareholders or the Funds, in the limited instances where a Designated Person is considering releasing non-public Holdings Information, the Designated Person will disclose the conflict to the Chief Compliance Officer of the Trust ("CCO"). If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non-public Holdings Information would be in the best interests of shareholders and the Funds, and will not adversely affect the shareholders or the Funds, the CCO may approve the disclosure. The CCO will document in writing any such exception (which identifies the legitimate business purpose for the disclosure) and will provide a report to the Board of Trustees for its review at a subsequent Board meeting. Any such exceptions log shall be retained in the Fund's records.

The Funds and the Adviser will not enter into any arrangement providing for the disclosure of Holdings Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

9.	Market Timing

The discussion that begins on page 38 of the Prospectus under the heading "Market Timing Policy" is replaced with the following:

Market Timing

The Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Funds, including but not limited to market timing. Short-term or excessive trading into and out of a Fund can disrupt portfolio management strategies, harm performance, and increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as: the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents; the dollar amount, number, and frequency of trades in Fund shares; and other factors. Arbitrage market timing may also be attempted in funds that hold significant investments in securities and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. Each Fund may refuse to sell shares to market timers and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer and as further set out below. The Funds' Board of Trustees has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Funds: (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances. Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in a Fund may occur. Moreover, each of these procedures involves judgments that are inherently subjective. Viking Management and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. The Funds may modify these procedures in response to changing regulatory requirements imposed by the SEC or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Funds and their service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring

The Funds, Viking Management, and their agents monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities and for consistent enforcement of the procedures. If, as a result of this monitoring, a Fund, Viking Management, or one of their agents believes that a shareholder has engaged in excessive short-term trading, IFS will, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account. The Fund may reject any purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers.

Restrictions on Certain Transactions

In order to prevent market timing, the Funds will impose the following restrictions:

• the Funds will restrict or refuse purchase or exchange orders, for any reason, by those persons that the Funds or IFD believe constitute excessive trading;

• the Funds will reject transactions that violate the Funds' excessive trading policies or their exchange limits;

• in order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, the Funds will monitor all redemptions that take place within 30 days of purchase; and

• the Funds will process trades received after 3:00 p.m., Central Time at the next business day's NAV.

However, trades transmitted through National Securities Clearing Corporation ("NSCC") that are received by IFS after 3:00 p.m., Central Time but received by the broker-dealer, bank, or other financial institution transmitting the trade through NSCC before 3:00 p.m., Central Time are processed with the date the trade is received by such financial institution.

Investors are subject to this market timing policy whether a direct shareholder of the Funds or investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator, or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Funds for trading on behalf of its customers.

While the Funds will encourage financial intermediaries to apply the market timing trading policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or is difficult to identify because of the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might constitute market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds' market timing trading policy. However, under federal securities law, funds are generally required to enter into shareholder information agreements with certain financial intermediaries that hold fund shares in "omnibus accounts" on behalf of others. Pursuant to these arrangements, the financial intermediary agrees to, among other things provide certain information upon fund request about shareholders and transactions in these accounts to help enable funds to enforce restrictions on market timing and similar abusive transactions. The financial intermediary will also execute any instructions from the fund to restrict or prohibit purchases or exchanges by a shareholder the fund has identified as violating its market timing policies.

Fair Value Pricing

The Funds have fair value pricing procedures in place. By fair valuing a security whose price may have been affected (i) by events occurring after the close of trading in its respective market or (ii) by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon their current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders. Despite best efforts, however, there is an inherent risk that the fair value may be higher or lower than the value a Fund would have received if it had sold the investment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.